UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.               )
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Filed by a Party other than the Registrant ☐
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☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

LIBERTY SELF-STOR, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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May 13, 2005

Dear Stockholder:

You are cordially invited to attend the 2005 Annual Meeting of Stockholders of Liberty Self-Stor, Inc., on Tuesday, June 21, 2005, starting at 10:00 a.m. local time at the offices of Kohrman Jackson & Krantz P.L.L., 1375 East Ninth Street, 20th Floor, One Cleveland Center, Cleveland, Ohio 44114.

As more fully described in the attached Notice of Annual Meeting and the accompanying Proxy Statement, the principal business to be addressed at the meeting is the election of directors.

In addition, our management will report on our results and will be available to respond to your questions.

Your vote is important to us. Whether or not you plan to attend the annual meeting, please return the enclosed proxy card as soon as possible to ensure your representation at the meeting. You may choose to vote in person at the annual meeting even if you have returned a proxy card.

On behalf of the directors and management of Liberty Self-Stor, Inc., we would like to thank you for your support and confidence and look forward to seeing you at the meeting.

Sincerely,

Richard M. Osborne
Chairman of the Board and
Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
GENERAL INFORMATION
PROPOSAL ONE
BOARD OF DIRECTORS
AUDIT COMMITTEE REPORT
EXECUTIVE OFFICERS
PRINCIPAL STOCKHOLDERS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
STOCKHOLDER PROPOSALS AND COMMUNICATIONS
OTHER MATTERS

LIBERTY SELF-STOR, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 21, 2005

To the Stockholders of Liberty Self-Stor, Inc.:

The Annual Meeting of the Stockholders of Liberty Self-Stor, Inc., a Maryland corporation, will be held on Tuesday, June 21, 2005, at the offices of Kohrman Jackson & Krantz P.L.L., 1375 East Ninth Street, 20th Floor, One Cleveland Center, Cleveland, Ohio 44114, beginning at 10:00 a.m. local time, for the following purposes:

1.	To elect six directors to serve for a one year term until the next annual meeting or until their successors are duly elected and qualified; and

2.	To transact such other business as may properly come before the meeting or any adjournment thereof.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

Only stockholders of record at the close of business on April 28, 2005, are entitled to vote at the annual meeting.

All stockholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, please sign and return the enclosed proxy card as promptly as possible in the postage prepaid envelope enclosed for your convenience. Any stockholder attending the meeting may vote in person even if he or she has returned a proxy card.

By Order of the Board of Directors,

Marc C. Krantz
Secretary

LIBERTY SELF-STOR, INC.
PROXY STATEMENT

GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation of proxies by our Board of Directors to be used at the 2005 Annual Meeting of Stockholders to be held on Tuesday, June 21, 2005, and any postponements or adjournments of the meeting.

This Proxy Statement and the accompanying Chairman’s Letter, Notice and Proxy Card, together with our annual report on Form 10-KSB for the year ended December 31, 2004, are being sent to our stockholders beginning on or about May 13, 2005.

QUESTIONS and ANSWERS

Q:	When and where is the annual meeting?

A:	Our 2005 Annual Meeting of Stockholders will be held on Tuesday, June 21, 2005, at 10:00 a.m. local time, at the offices of Kohrman Jackson & Krantz P.L.L., 1375 East Ninth Street, 20th Floor, One Cleveland Center, Cleveland, Ohio 44114.

Q:	What are stockholders voting on?

A:	Election of six directors — Steven A. Calabrese, Richard T. Flenner, Jr., Mark D. Grossi, Marc C. Krantz, Richard M. Osborne and Thomas J. Smith.

If a proposal other than the listed proposal is presented at the annual meeting, your signed proxy card gives authority to Thomas J. Smith and Marc C. Krantz to vote on any additional proposal.

Q:	Who is entitled to vote?

A:	Stockholders as of the close of business on April 28, 2005, the record date, are entitled to vote at the annual meeting. Each share of common stock is entitled to one vote.

Q:	How do stockholders vote?

A:	Sign and date each proxy card you receive and return it in the prepaid envelope. If you do not mark any selections, your proxy card will be voted in favor of the proposal. You have the right to revoke your proxy any time before the meeting by:

•	notifying our Corporate Secretary,
•	voting in person, or
•	returning a later-dated proxy.

If you return your signed proxy card, but do not indicate your voting preferences, Thomas J. Smith and Marc C. Krantz will vote FOR the proposal on your behalf.

Q:	Who will count the vote?

A:	Representatives of Registrar and Transfer Company, our transfer agent, will tabulate the votes. Jeffery J. Heidnik and C. Jean Mihitsch will be responsible for reviewing the vote count as election inspectors.

Q:	What shares are included on the proxy card and what does it mean if a stockholder gets more than one proxy card?

A:	The number of shares printed on your proxy card(s) represents all your shares. Receipt of more than one proxy card means that your shares are registered differently and are in more than one account. Sign and return all proxy cards to ensure that all your shares are voted.

Q:	What constitutes a quorum?

A:	As of the record date, 3,082,669 shares of our common stock were outstanding. A majority of the outstanding shares, present or represented by proxy, constitutes a quorum for the transaction of adopting proposals at the annual meeting. If you submit a properly executed proxy card, you will be considered part of the quorum. If you are present or represented by a proxy at the annual meeting and you abstain, your abstention will have the same effect as a vote against such proposal. “Broker non-votes” will not be part of the voting power present, but will be counted to determine whether or not a quorum is present. A “broker non-vote” occurs when a broker holding stock in “street name” indicates on the proxy that it does not have discretionary authority to vote on a particular matter.

Q:	Who can attend the annual meeting?

A:	All stockholders as of the record date, April 28, 2005, can attend.

Q:	What percentage of stock are the directors and officers entitled to vote at the annual meeting?

A:	Together, they own 905,628 shares of our common stock, or 29% of the stock entitled to vote at the annual meeting. (See pages 12 and 13 for more details.)

Q:	Who are the largest principal stockholders?

A:	•	Richard M. Osborne, our Chairman of the Board and Chief Executive Officer, as the sole manager of Turkey Vulture Fund XIII, Ltd. and the sole stockholder of Retirement Management Company, beneficially owns 7,355,164 shares of our common stock, or 72.5%, as of the record date. Mr. Osborne’s beneficial ownership includes limited partnership interests in our operating partnership that are convertible into 7,057,820 shares of our common stock.

	•	Steven A. Calabrese, a director, beneficially owns 290,265 shares of our common stock, or 9.4%, as of the record date.

Q:	When is a stockholder proposal due for the next annual meeting?

A:	In order to be considered for inclusion in next year’s proxy statement, stockholder proposals must be submitted in writing by January 13, 2006, to Marc C. Krantz, Secretary, Liberty Self-Stor, Inc., 8500 Station Street, Suite 100, Mentor, Ohio 44060, and must be in accordance with the requirements of our Bylaws and the provisions of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended. (See page 14 for more details.)

Q:	How does a stockholder communicate with the Board of Directors?

A:	Stockholders may send communications to our Board to C. Jean Mihitsch, Chief Financial Officer, Liberty Self-Stor, Inc., 8500 Station Street, Suite 100, Mentor, Ohio 44060. (See page 14 for more details.)

Q:	How does a stockholder nominate someone to be a director of Liberty?

A:	Any stockholder may recommend any person as a nominee for director by writing to Marc C. Krantz, Secretary, Liberty Self-Stor, Inc., 8500 Station Street, Suite 100, Mentor, Ohio 44060. Recommendations for next year’s annual meeting must be received no earlier than March 23, 2006, and no later than April 22, 2006, and must be in accordance with the requirements of our Bylaws. (See page 9 for more details.)

Q:	Who pays for the solicitation expenses?

A:	The expense of soliciting proxies, including the cost of preparing, printing and mailing the proxy materials, will be paid by us. In addition to solicitation of proxies by mail, solicitation may be made personally, by telephone and by facsimile, and we may pay persons holding shares for others their expenses for sending proxy materials to their principals. No solicitation will be made other than by our directors, officers and employees.

PROPOSAL ONE
ELECTION OF DIRECTORS

At this annual meeting, six directors are to be elected to hold office until the next annual meeting of stockholders or until their respective successors are duly elected and qualified. Nominees for election this year are Steven A. Calabrese, Richard T. Flenner, Jr., Mark D. Grossi, Marc C. Krantz, Richard M. Osborne and Thomas J. Smith. Each has consented to serve until the next annual meeting or until his successor is duly elected and qualified. See pages 5 and 6 for more information.

If any director to be elected is unable to stand for re-election, the Board may, by resolution, provide for a lesser number of directors or designate a substitute. In the latter event, shares represented by proxies may be voted for a substitute director. We need the affirmative vote of the holders of a plurality of the shares of our common stock present or represented by proxy at the annual meeting to elect directors. Abstentions and votes withheld for directors will have the same effect as votes against.

The Board of Directors recommends that you vote FOR Messrs. Calabrese, Flenner, Grossi, Krantz, Osborne and Smith.

BOARD OF DIRECTORS

Certain information about the nominees to be elected by our stockholders is set forth below.

Name	Age	Position	Director Since
Richard M. Osborne	59	Chairman, Chief Executive Officer and Director	1998

Thomas J. Smith	61	President, Chief Operating Officer and Director	1998

Marc C. Krantz	44	Secretary and Director	1998

Steven A. Calabrese	43	Director	1998

Richard T. Flenner, Jr.	62	Director	2004

Mark D. Grossi	51	Director	1998

Richard M. Osborne has been Chairman of the Board, Chief Executive Officer and a director of Liberty since September 1998. Mr. Osborne is President and Chief Executive Officer of OsAir, Inc., a company he founded in 1963, which operates as a property developer and manufacturer of industrial gases for pipeline delivery. Mr. Osborne is the sole manager of Turkey Vulture Fund XIII, Ltd., which began operating in January 1995 to acquire, hold, sell or otherwise invest in all types of securities and other investments. He is also the Chairman of the Board of Directors of Energy West Incorporated, a publicly-held public utility company.

Thomas J. Smith has been President, Chief Operating Officer and a director of Liberty since September 1998. From April 1, 1996 to December 29, 1999, Mr. Smith served as the Executive Operating Manager of Liberty Self-Stor, Ltd. Mr. Smith has been President of Retirement Management Company since 1992. He is also a director of Energy West Incorporated, a publicly-held public utility company.

Marc C. Krantz has been Secretary and a director of Liberty since September 1998. Mr. Krantz is the managing partner of the law firm of Kohrman Jackson & Krantz P.L.L. and has been with the firm since 1992.

Steven A. Calabrese has been a director of Liberty since September 1998. Mr. Calabrese serves as managing partner of Calabrese, Racek and Markos, Inc., CRM Construction, Inc. and CRM Environmental Services, Inc., firms that specialize in evaluation, management, construction and environmental assessment services for commercial and industrial real estate.

Richard T. Flenner, Jr. has been a director of Liberty since 2004. Mr. Flenner has served as President, Chief Executive Officer and a director of Lake National Bank, a national bank located in Mentor, Ohio, since it was founded in January 2005. Lake National Bank is controlled by Richard M. Osborne’s father. Formerly, Mr. Flenner was President, Chief Executive Officer and a director of Great Lakes Bank and its holding company, GLB Bancorp, Inc., from July 1994 to October 2003 at which time the bank was purchased by Sky Financial Group, Inc.

Mark D. Grossi has been a director of Liberty since September 1998. Mr. Grossi was employed as Executive Vice President of Charter One Financial, Inc., a publicly-traded bank holding company, and Executive Vice President and Chief Retail Banking Officer of its subsidiary, Charter One Bank, from 1992 through September 2004, at which time Charter One Financial was purchased by Citizens Financial Group, Inc., a wholly owned subsidiary of The Royal Bank of Scotland Group plc. Mr. Grossi also served as a director of Charter One Financial from 1996 through September 2004.

Director Compensation

In 2004, Mr. Calabrese, Mr. Flenner and Mr. Grossi waived their customary directors’ fees of $5,000 per year and $250 for each Board meeting. Mr. Krantz, Mr. Osborne and Mr. Smith receive no compensation as directors.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who own more than 10% of our common stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

Based solely on its review of copies of reports furnished to Liberty or written representations that no reports were required, we believe that all Section 16(a) filing requirements were met in 2004.

Attendance of the Board of Directors at Meetings

In 2004, the Board of Directors met twice and acted by unanimous written consent twice. During 2004, all members of the Board of Directors participated in all Board meetings except Mark Grossi, who was unable to attend one meeting due to a scheduling conflict.

Directors are also strongly encouraged to attend the annual meeting of stockholders, either in person or by teleconference. All directors attended last year’s annual meeting either in person or by teleconference.

Committees of the Board of Directors

Compensation Committee

The compensation committee is currently comprised of Mr. Calabrese and Mr. Grossi. The compensation committee establishes the compensation of our executive officers and administers Liberty’s 1999 Stock Option and Award Plan. The compensation committee did not meet in 2004.

Audit Committee

A description of the audit committee is contained in the following audit committee report.

AUDIT COMMITTEE REPORT

Our audit committee, which is comprised of Mr. Calabrese, Mr. Grossi and Mr. Flenner, who was appointed to the committee at Liberty’s 2004 annual meeting, operates under a written charter setting forth the committee’s responsibilities and authority. This charter, filed with the SEC as Annex A to our 2004 proxy statement, was amended and restated on March 1, 2004 to fully comply with new SEC rules adopted pursuant to the Sarbanes-Oxley Act of 2002. The charter is reviewed and assessed annually by the audit committee. The audit committee also serves as the qualified legal compliance committee in accordance with Section 307 of the Sarbanes-Oxley Act of 2002.

Each member of the audit committee satisfies the regulations of the National Association of Securities Dealers (“NASD”) governing audit committee composition, including the requirement that all audit committee members be “independent” as defined in applicable NASD regulations. Mr. Grossi serves as the audit committee financial expert, as defined by the SEC. The audit committee met four times in 2004. Mr. Calabrese attended three meetings, Mr. Grossi attended two meetings and Mr. Flenner attended all meetings held after his appointment.

Our audit committee assists the Board in fulfilling its responsibility of overseeing the quality and integrity of our accounting, auditing and financial reporting practices. The audit committee is directly responsible for the engagement of Liberty’s independent auditor and reviews and approves all services performed for us by the independent auditor. The audit committee also reviews the independent auditors’ internal quality control procedures, reviews all relationships between the independent auditor and Liberty in order to assess the auditors’ independence, and monitors compliance with our policy regarding non-audit services, if any, rendered by the independent auditor. In addition, the audit committee ensures the regular rotation of the lead audit partner.

In connection with our December 31, 2004, audited financial statements, the audit committee reviewed and discussed the financial statements with management. The audit committee also discussed with our independent auditors, Grant Thornton LLP the matters required by Statement on Auditing Standards No. 61, “Communication with Audit Committees.”

In discharging its oversight responsibility as to the audit process, the audit committee obtained from our independent auditors a formal written statement describing all relationships between the independent auditor and us that might bear on the auditors’ independence consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and discussed with the auditors any relationships that may impact their objectivity and independence. In considering the auditors’ independence, the audit committee also considered whether the non-audit services performed by the auditors on our behalf were compatible with maintaining the independence of the auditors.

Based on the audit committee’s review and discussions with management and our independent auditors, the audit committee recommended to the Board that our audited financial statements be included in our Annual Report on Form 10-KSB for the year ended December 31, 2004 for filing with the SEC.

Audit Committee
Steven A. Calabrese
Richard T. Flenner, Jr.
Mark D. Grossi

Principal Accounting Firm Fees

The following table sets forth the aggregate fees billed to us by our independent auditors, Grant Thornton, LLP, for the fiscal years ended December 31, 2004 and 2003:

Category	2004	2003

Audit Fees	$53,043	$50,500
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—

Audit Fees. These are fees for professional services rendered by Grant Thornton for the audit of our annual consolidated financial statements, the review of financial statements included in our quarterly reports on Form 10-QSB, and services that are typically rendered in connection with statutory and regulatory filings or engagements.

Audit-Related Fees. These are fees for assurance and related services rendered by Grant Thornton that are reasonably related to the performance of the audit or the review of our financial statements that are not included as audit fees. These services include employee benefit plan audits, general assistance with implementation of the requirement of SEC rules promulgated pursuant to the Sarbanes-Oxley Act of 2002, and consulting on financial accounting and reporting. There were no such fees for the fiscal years ended December 31, 2004 and 2003.

Tax Fees. These are fees for professional services rendered by Grant Thornton with respect to tax compliance, tax advice and tax planning. These services include the review of tax returns, and consulting on tax planning matters. There were no such fees for the fiscal years ended December 31, 2004 and 2003.

All Other Fees. There were no fees billed by Grant Thornton for other services not described above for the fiscal years ended December 31, 2004 and 2003.

Representatives of Grant Thornton will attend the annual meeting to answer appropriate questions and make statements if they desire.

Audit Committee Pre-Approval Policies and Procedures

Before the auditors are engaged by Liberty to render audit or permissible non-audit services, the audit committee approves the engagement. The audit committee also reviews the scope of any audit and other assignments given to our auditors to assess whether such assignments would affect their independence. In 2004, our audit committee reviewed all services provided by Grant Thornton to ensure that they were within the scope previously approved by the audit committee.

Director Nominating Process

The Board of Directors does not have a nominating committee. Instead, the Board believes it is in the best interests of the company to rely on the insight and expertise of all directors in the nominating process.

The Chairman of the Board generally recommends qualified candidates for director to the full Board and nominees are approved by a majority of our Board members. Nominees are not required to possess specific skills or qualifications, however, nominees are recommended and approved based on various criteria including relevant skills and experience, personal integrity and ability and willingness to devote their time and efforts to Liberty. Qualified nominees are considered without regard to age, race, color, sex, religion, disability or national origin. We do not use a third party to locate or evaluate potential candidates for director.

The Board of Directors considers nominees recommended by stockholders according to the same criteria. A stockholder desiring to nominate a director for election at our 2006 annual meeting of stockholders must deliver a notice, in accordance with the requirements of our Bylaws, to our Secretary at our principal executive office no earlier than March 23, 2006, and no later than April 22, 2006. Such notice must include as to each person whom the stockholder proposes to nominate for election or re-election as director

•	the name, age, business address and residence address of the person,

•	the principal occupation or employment of the person,

•	the written consent of the person to being named in the proxy as a nominee and to serving as a director,

•	the class and number of our share of stock beneficially owned by the person, and

•	any other information relating to the person that is required to be disclosed in solicitations for proxies for election of director pursuant to Rule 14a under the Exchange Act;

and as to the stockholder giving the notice

•	the name and record address of the stockholder, and

•	the class and number of our shares beneficially owned by the stockholder.

We may require any proposed nominee to furnish additional information reasonably required by us to determine the eligibility of the proposed nominee to serve as our director.

Code of Ethics

On March 1, 2004, our Board of Directors adopted a code of conduct and ethics that applies to all officers, directors and employees of Liberty, including our principal executive officer, principal financial officer, principal accounting officer, and any person performing similar functions. The code was filed with the SEC as Annex B to our 2004 proxy statement.

EXECUTIVE OFFICERS

Set forth below are the names, ages, positions and certain other information concerning our current executive officers:

Name	Age	Position
Richard M. Osborne (1)	59	Chairman of the Board, Chief Executive Officer and Director

Thomas J. Smith (1)	61	President, Chief Operating Officer and Director

C. Jean Mihitsch	57	Chief Financial Officer and Assistant Secretary

Jeffery J. Heidnik	43	Vice President of Operations

(1)	Biographical information for Messrs. Osborne and Smith can be found under “Board of Directors.”

C. Jean Mihitsch has been Chief Financial Officer and Assistant Secretary of Liberty since January 2004. Prior to joining Liberty, from 1998 to 2003, Ms. Mihitsch held the position of Chief Financial Officer at GLB Bancorp, Inc., a publicly-traded bank holding company. Ms. Mihitsch joined Great Lakes Bank, GLB Bancorp’s subsidiary, in 1995 as Controller and has over 20 years of financial experience.

Jeffrey J. Heidnik has been Vice President of Operations of Liberty since December 1999. Mr. Heidnik has worked for Mr. Osborne since 1980. In 1986, he began building and managing self-storage projects for Mr. Osborne and gradually assumed total responsibility for managing the operations of the storage sites.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary Compensation Table

The following table summarizes the compensation paid by us to our President and Chief Operating Officer. No other officer earns more than $100,000 annually.

			Long-Term Compensation
	Annual Compensation		Awards
Name and	Fiscal		Securities Underlying
Principal Position	Year	Salary	Options
Thomas J. Smith	2004	$125,000	—
President and Chief	2003	125,000	—
Operating Officer	2002	125,000	—

Option Grants in 2004

No options were granted during the fiscal year ended December 31, 2004.

Option Values at Year-End 2004

The following table summarizes information with respect to the number of unexercised options held by our executive officers as of December 31, 2004. No executive officer exercised any options in 2004.

Number of Shares Underlying
	Unexercised Options at		Value of In-The-Money Options
	December 31, 2004		at December 31, 2004(1)
Name	Exercisable	Unexercisable	Exercisable	Unexercisable
Thomas J. Smith	100,000	-0-	$49,000	-0-

(1) Valued at $0.49 per share, the closing price per share of our common stock on December 30, 2004.

Employment Agreements

We are a party to an employment agreement with Mr. Smith, which commenced on December 28, 1999. The agreement renews automatically for a one-year period. Mr. Smith receives an annual salary of $125,000, bonuses at the discretion of our Board of Directors, and the use of a company car.

PRINCIPAL STOCKHOLDERS

The following table sets forth the amount and nature of the beneficial ownership of our common stock as of April 28, 2005 by:

•	each person known by us to own more than 5% of the outstanding shares based upon filings made with the SEC,

•	each director,

•	each executive officer, and

•	all our directors and executive officers as a group.

	Beneficial Ownership (1)
				Convertible
Name and Address (2)	Shares		Options (3)	Securities		Total	Percent

Richard M. Osborne	297,344	(4)	—	7,057,820	(5)	7,355,164	72.5%

Retirement Management Company 8500 Station Street, Suite 113 Mentor, Ohio 44060	—		—	1,869,292	(6)	1,869,292	37.7%

Turkey Vulture Fund XIII, Ltd. 8500 Station Street, Suite 113 Mentor, Ohio 44060	297,344	(4)	—	—		297,344	9.6%

Steven A. Calabrese	290,265		—	—		290,265	9.4%

Thomas J. Smith	261,186		100,000	49,753	(7)	410,939	12.7%

Mark D. Grossi	51,050		—	—		51,050	1.7%

Jeffrey J. Heidnik	783		25,000	—		25,783	*

Marc C. Krantz	5,000		—	—		5,000	*

Richard T. Flenner, Jr.	—		—	—		—	—

C. Jean Mihitsch	—		—	—		—	—

All directors and officers as a group (8 individuals)	905,628		125,000	7,107,573		8,138,201	78.9%

* less than 1%

(1)	Unless otherwise indicated, we believe that all persons named in the table have sole investment and voting power over the shares of common stock owned.

(2)	Unless otherwise indicated, the address of each of the beneficial owners identified is c/o Liberty Self-Stor, Inc., 8500 Station Street, Suite 100, Mentor, Ohio 44060.

(3)	Includes options to purchase shares that are presently or will become exercisable in 60 days.

(4)	Richard M. Osborne is the sole manager of Turkey Vulture Fund XIII, Ltd., an Ohio limited liability company, and may be deemed to be the beneficial owner of all 297,344 shares owned by the Fund.

(5)	Includes 5,188,528 Class A limited partnership interests of LSS I Limited Partnership, a Delaware limited partnership, owned by Richard M. Osborne that are presently convertible into shares of our common stock on a one-for-one basis, and 1,869,292 Class A limited partnership interests of LSS I Limited Partnership owned by Retirement Management Company, of which Mr. Osborne is the sole stockholder, that are presently convertible into shares of our common stock on a one-for-one basis.

(6)	Richard M. Osborne is the sole stockholder of Retirement Management Company and may be deemed to be the beneficial owner of all Retirement Management Company’s 1,869,292 Class A limited partnership interests of LSS I Limited Partnership that are presently convertible into shares of our common stock on a one-for-one basis.

(7)	Includes 49,753 Class A limited partnership interests of LSS I Limited Partnership owned by Thomas J. Smith that are presently convertible into shares of our common stock on a one-for-one basis.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In connection with the proxy solicitation by Meridian ’83 Shareholders’ Committee for Growth, Turkey Vulture Fund XIII, Ltd. incurred expenses of $102,613. Richard M. Osborne, Liberty’s Chairman of the Board and Chief Executive Officer, is the sole manager of the Fund. Liberty’s board subsequently authorized the expense reimbursement because of the benefit to Liberty of the proxy solicitation. The reimbursement was conditioned upon the authorization by the stockholders of the conversion to a perpetual-life REIT through an amendment to the Declaration of Trust. Liberty paid this expense on April 5, 2005, upon the close of the sale of substantially all of our assets to U-Store-It, L.P.

Mr. Osborne is the sole manager of Liberty Self-Stor II, Ltd., an Ohio limited liability company, which is the owner of a truck rental business, which makes trucks available for short-term rental to the general public, including tenants of the self-storage facilities, and provides for the retail sale of locks, boxes, packing materials, propane gas and related merchandise at the self-storage facilities. Liberty has entered into a cost sharing agreement with Liberty Self-Stor II, Ltd. with respect to the sharing of employees and space at the offices of the self-storage facilities for the benefit of both companies. On April 5, 2005, Liberty paid Liberty Self-Stor II, Ltd. $333,789 associated with these transactions, as well as for cash advances between the companies.

Interest expenses on related party notes payable was $57,299 and $54,338 in 2004 and 2003, respectively.

On December 28, 1999, the stockholders approved Liberty’s lease of its executive offices from OsAir, Inc., a company owned by Mr. Osborne. The rent for the initial term was $4,000 per month. The lease has a five-year term which expired in December 2004, with a five-year renewal option at $5,000 per month.

OsAir, Inc., a company owned by Mr. Osborne as described in the previous paragraph, employs a maintenance person from Liberty. On April 5, 2005, OsAir paid Liberty $20,548 for payroll and related benefits associated with this employee.

Liberty is due $59,624 at December 31, 2004 and $50,019 at December 31, 2003 from various entities affiliated with Mr. Osborne for administrative and accounting services rendered by Liberty on behalf of those other entities.

On April 5, 2005, Liberty was paid a balance of $244,184 from related parties. The balance represented amounts owed by various companies of Mr. Osborne to Liberty.

Additionally, Liberty has $10,276, net included in related party payables at December 31, 2003. The balances originated in 2000 and 2001 as amounts owed to various companies of Mr. Osborne. He has not requested payment of these amounts at this time.

Marc C. Krantz, a director and secretary of Liberty, is the managing partner of the law firm of Kohrman Jackson & Krantz P.L.L., which provides legal services to us.

Unless required by law or our Articles of Incorporation or Bylaws, future related party transactions will be approved solely by our Board of Directors and only if the transactions are:

•	on terms at least as favorable as those that we could obtain from unrelated parties,

•	for bona fide business purposes, and

•	approved by a majority of disinterested and non-employee directors.

STOCKHOLDER PROPOSALS AND COMMUNICATIONS

A stockholder intending to present a proposal to be included in our proxy statement for our 2006 annual meeting of stockholders must deliver a proposal, in accordance with the requirements of our Bylaws and Rule 14a-8 under the Exchange Act, to our Secretary at our principal executive office no later than January 13, 2006. Such notice must set forth as to each matter the stockholder proposes to bring before the meeting:

•	a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting,

•	the name and record address of the stockholder proposing such business,

•	the class and number of shares of our common stock that are beneficially owned by the stockholder, and

•	any material interest of the stockholder in such business.

Liberty’s Board of Directors also provides a process for our stockholders to send communications to the Board. Stockholders may mail any communications to our Chief Financial Officer at 8500 Station Street, Suite 100, Mentor, Ohio 44060. The CFO will review all communications and forward to the Board of Directors all communications other than solicitations for products or services or trivial or obscene items. Mail addressed to a particular director or committee of the Board will be forwarded to that director or committee. All other communications will be forwarded to the Chairman for the review of the entire Board.

OTHER MATTERS

Our Board of Directors is not aware of any other matters to be submitted to the annual meeting. If any other matters properly come before the annual meeting, it is the intention of the persons named in the accompanying proxy to vote the shares they represent as the Board of Directors may recommend.

You are urged to sign and return your proxy card promptly to make certain your shares will be voted at the annual meeting. For your convenience, a return envelope is enclosed requiring no additional postage if mailed in the United States.

By Order of the Board of Directors,

Marc C. Krantz
Secretary

May 13, 2005

[FRONT]

PROXY	LIBERTY SELF-STOR, INC.	PROXY

ANNUAL MEETING OF STOCKHOLDERS, JUNE 21, 2005
1375 East Ninth Street, 20th Floor, One Cleveland Center, Cleveland, Ohio 44114
10:00 a.m. local time

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Thomas J. Smith and Marc C. Krantz, or either one of them acting singly with full power of substitution, the proxy or proxies of the undersigned to attend the Annual Meeting of the Stockholders of Liberty Self-Stor, Inc. to be held on June 21, 2005, at 1375 East Ninth Street, 20th Floor, Cleveland, Ohio 44114, beginning at 10:00 a.m. local time, and any adjournments, and to vote all shares of stock that the undersigned would be entitled to vote if personally present in the manner indicated below, and on any other matters properly brought before the Meeting or any adjournments thereof, all as set forth in the May 13, 2005 Proxy Statement. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting, Proxy Statement and Annual Report of Liberty Self-Stor, Inc.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” ALL NOMINEES.

1.	Election of Steven A. Calabrese, Richard T. Flenner, Jr., Mark D. Grossi, Marc C. Krantz, Richard M. Osborne and Thomas J. Smith as directors.

FOR /  /          WITHHELD /  /
FOR, EXCEPT WITHHELD FROM THE FOLLOWING NOMINEE(S): /  /

THIS PROXY IS CONTINUED ON THE REVERSE SIDE. PLEASE DATE, SIGN AND RETURN PROMPTLY.

[BACK]

(Signature should be exactly as name or names appear on this proxy. If stock is held jointly each holder should sign. If signature is by attorney, executor, administrator, trustee or guardian, please give full title.)

Dated:	, 2005

Signature

Signature if held jointly

I plan to attend the meeting: Yes ☐ No ☐

This proxy will be voted FOR all nominees unless otherwise indicated, and in the discretion of the proxies on all other matters properly brought before the meeting.